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                                                                      Exhibit 24

                             Directors and Officers

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Amway Japan Limited, a Japanese corporation (the "Company"), hereby constitutes and appoints Craig N. Meurlin, Robert A. Yolles, Thomas C. Daniels and Robert J. Bush, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place, and stead, to sign on his behalf as a director or officer, or both, as the case may be, of the Company a Registration Statement on Form S-8 pursuant to the Securities Act of 1933 with respect to the common stock, no par value per share, of the Company to be offered in connection with Amway Corporation's 401(k) Plan, and to sign any and all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing they deem necessary, advisable or appropriate in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 17th day of January 1997.

/s/ Richard S. Johnson                                 /s/ Yoshizo Matsushita
-------------------------------------                  -------------------------------------
Richard S. Johnson                                     Yoshizo Matsushita
President and Representative Director                  Vice President and Chief
                                                       Financial Officer, Director

/s/ Richard M. DeVos, Jr.                              /s/ Stephen A. Van Andel
-------------------------------------                  -------------------------------------
Richard M. DeVos, Jr.                                  Stephen A. Van Andel
Director                                               Director

/s/ Tomiaki Nagase                                     /s/ Takashi Kure
-------------------------------------                  -------------------------------------
Tomiaki Nagase                                         Takashi Kure
Representative Director                                Director

/s/ Hitoshi Tsurumoto                                  /s/ Noboru Makino
-------------------------------------                  -------------------------------------
Hitoshi Tsurumoto                                      Noboru Makino
Director                                               Director

/s/ Nobuyuki Nakahara                                  /s/ Yoshikazu Takaishi
-------------------------------------                  -------------------------------------
Nobuyuki Nakahara                                      Yoshikazu Takaishi
Director                                               Director


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